Exhibit 10.12

When Recorded Return to:

Stewart Title Guaranty Company

Attn: Carma D. Weymouth

National Commercial Escrow Officer

50 S. Steele Street, Suite 600

Denver, CO 80209

File No. 10331228

Freddie Mac Loan Number: 534384196

Dakota Hill at Valley Ranch Apartments

ASSUMPTION AGREEMENT

(for use with electronic mortgage documents only)

Revision Date 5-14-10

THIS ASSUMPTION AGREEMENT is made effective as of the 26th day of October, 2010, by and among DAKOTA HILL PROPERTIES, A TEXAS LIMITED PARTNERSHIP, a Texas limited partnership (“Original Borrower”); KBS LEGACY PARTNERS DAKOTA HILL LLC, a Delaware limited liability company (“New Borrower”); and the FEDERAL HOME LOAN MORTGAGE CORPORATION (“Freddie Mac”) and is acknowledged and consented to by IRET PROPERTIES, A NORTH DAKOTA LIMITED PARTNERSHIP, a North Dakota limited partnership (“Original Guarantor”) and C. PRESTON BUTCHER, Individually and C. PRESTON BUTCHER, as THE PRESTON BUTCHER LEGACY PARTNERS BUSINESS ASSETS REVOCABLE TRUST UNDER DECLARATION OF TRUST DATED MAY 12, 2003 and KBS LEGACY PARTNERS PROPERTIES LLC, a Delaware limited liability company (collectively, “New Guarantor”).

RECITALS

A.	Original Borrower obtained a mortgage loan (the “Loan”) from CBRE Capital Markets, Inc. (“Original Lender”), which loan is secured by certain Land and Improvements (the “Property”), located in the City of Irving, Dallas County, Texas. The Land is more particularly described in Exhibit A, attached to this Agreement.

B.

Original Borrower executed a promissory note evidencing the Loan, dated February 1, 2010, in the original principal amount of TWENTY THREE MILLION FOUR HUNDRED SEVENTY FIVE THOUSAND and 00/100 DOLLARS (US $23,475,000.00), payable to Original Lender (the “Note”). The Original Guarantor guaranteed payment of certain amounts due under the Note by executing a Guaranty dated February 1, 2010 (the “Original Guaranty”).

C.	To secure repayment of the Loan, Original Borrower executed and delivered to Original Lender a Multifamily Deed of Trust, Assignment of Rents and Security Agreement and Fixture Filing (the “Security Instrument”) of even date with the Note, which is recorded in the Official Public Records of Real Property of Dallas County, Texas (the “Land Records”) in Clerk’s File No. 2010-27352. Any capitalized terms used in this Agreement and not defined shall have the meaning ascribed to them in the Security Instrument.

D.	The Note, Security Instrument and any other document executed by Original Borrower in connection with the Loan that will be assumed by New Borrower, all as listed on Exhibit B to this Agreement, are referred to collectively in this Agreement as the “Assumed Loan Documents”.

E.	Original Lender endorsed the Note to the order of Freddie Mac and by instrument dated February 1, 2010 filed for record on February 3, 2010 in the Land Records in Clerk’s File No. 2010-46552 sold, assigned and transferred all right, title and interest of the Original Lender in and to the Security Instrument and the Loan Documents to Freddie Mac. Freddie Mac is now the owner and holder of the Note and the Loan is serviced by GEMSA Loan Services, L.P. (the “Servicer”).

F.	Original Borrower has transferred or has agreed to transfer all of its right, title, and interest in and to the Property to New Borrower (the “Transfer”).

G.	New Borrower has agreed to assume all of Original Borrower’s rights, obligations, and liabilities created or arising under the Assumed Loan Documents, with certain modifications, if any, as set forth in Exhibit C to this Agreement (the “Assumption”).

H.	Subject to the full satisfaction of all conditions set forth below, Freddie Mac has agreed to consent to New Borrower’s Assumption.

I.	Original Borrower desires to be released by Freddie Mac from any and all obligations and liabilities under the terms and provisions of the Loan Documents, and Freddie Mac has agreed to release Original Borrower from further liability (except as provided in Section 14 of this Agreement).

NOW, THEREFORE, in consideration of these premises, the mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

1.

Assumption of Obligations. New Borrower covenants, promises and agrees that New Borrower, jointly and severally if more than one, will unconditionally assume and be bound by all terms, provisions, and covenants of the Assumed Loan Documents as if New Borrower had been the original maker of the Assumed Loan Documents. New Borrower will pay all sums to be paid and perform each and every obligation to be performed by Original Borrower under and in accordance with the terms and conditions of the Assumed Loan Documents.

2.	Affirmation by New Borrower. New Borrower agrees that the Assumed Loan Documents are and will be and remain in full force and effect, enforceable against New Borrower in accordance with their terms, except as modified by Exhibit C to this Agreement. The Property will remain subject to the lien, charge and encumbrance of the Security Instrument. Nothing contained in this Agreement or done pursuant to this Agreement will affect or be construed to affect the lien, charge, and encumbrance of the Security Instrument or the priority of the Security Instrument over other liens, charges and encumbrances. Nothing contained in this Agreement or done pursuant to this Agreement will release or be construed to release or affect the liability of any party or parties who may now or after the date of this Agreement be liable under or on account of the Note and the Security Instrument, except as expressly provided in this Agreement. New Borrower will be liable for the payment of all sums and the performance of every obligation required under the Assumed Loan Documents to the extent set forth in the Assumed Loan Documents, as modified by this Agreement.

3.	Subordination of Rights of Original Borrower and New Borrower. Any indebtedness of Original Borrower to New Borrower, or of New Borrower to Original Borrower, now or existing after the date of this Agreement, together with any interest on such debt, is hereby subordinated to any indebtedness of Original Borrower or New Borrower to Freddie Mac under the Loan Documents or the Assumed Loan Documents, as applicable. Any collection or receipts with respect to any such indebtedness of Original Borrower to New Borrower, or of New Borrower to Original Borrower, will be collected, enforced and received by New Borrower or Original Borrower (as applicable) in trust for the benefit of Freddie Mac, and will be paid over to Freddie Mac on account of the indebtedness of Original Borrower and New Borrower to Freddie Mac, but without impairing or affecting in any manner the liability of Original Borrower or New Borrower under the other provisions of the Loan Documents or the Assumed Loan Documents, as applicable, and this Agreement. However, until the occurrence of an Event of Default under the Security Instrument, Original Borrower or New Borrower (as applicable) will be entitled to retain for its own account all payments made on account of the principal of and interest on any such indebtedness; provided no such payment is made more than ten (10) days in advance of the due date.

4.	Modification of Note and Security Instrument. New Borrower and Freddie Mac agree that the provisions of the Assumed Loan Documents are modified as set forth on Exhibit C to this Agreement.

5.

Replacement Reserve. New Borrower and Freddie Mac agree that a Replacement Reserve Fund will be established with Servicer with payments to be made by New Borrower to such account in the amount of Eleven Thousand Five Hundred Eight Dollars ($11,508.00) per month, in accordance with the terms and provisions of Freddie Mac’s current form of Replacement Reserve Agreement to be executed by New Borrower and Freddie Mac on the same date as this Agreement.

6.	Repairs. No Repairs are required and no Repair Escrow will be established as of the date of this Agreement. Original Borrower acknowledges and agrees that Freddie Mac is not holding any funds pursuant to the Repair Escrow Agreement or Repair and Escrow Agreement, if any, executed by Original Borrower.

7.	Escrows for Taxes, Insurance and Other Charges.

On or prior to the execution of this Agreement, to ensure that sufficient funds are available for the payment of taxes and insurance, an escrow account will be established with Servicer, with payments to be made by New Borrower to such account in the amount required by Freddie Mac and/or Servicer.

New Borrower will not be required to establish and pay escrows for flood insurance or ground rent.

The Note is hereby amended as set forth in Exhibit C to evidence the personal liability of New Borrower and New Guarantor for any taxes, hazard insurance, flood insurance, ground rent or such other charges or assessments for which no escrow is being collected, but which are not timely paid. By execution of this Agreement, Original Borrower acknowledges and agrees that it relinquishes any right, title or interest it has or may have in any escrow account held by Servicer in connection with the Property.

8.	Guaranty Requirements. On the date of execution of this Agreement, C. PRESTON BUTCHER, individually and C. PRESTON BUTCHER, as Trustee OF THE PRESTON BUTCHER LEGACY PARTNERS BUSINESS ASSETS REVOCABLE TRUST UNDER DECLARATION OF TRUST DATED MAY 12, 2003 and KBS LEGACY PARTNERS PROPERTIES LLC, a Delaware limited liability company (jointly and severally if more than one, “New Guarantor”) will execute and deliver to Freddie Mac the appropriate version of Freddie Mac’s current form of Guaranty (the “Guaranty”) under which the New Guarantor guarantees the full and punctual payment and performance, when due, of certain obligations of the Borrower in connection with the Loan, as more fully set forth in the Guaranty. The Guaranty will provide that New Guarantor is personally liable for zero percent (0%) of the outstanding principal balance of the Loan. New Guarantor automatically will become liable for one hundred percent (100%) of all amounts payable under the Assumed Loan Documents upon the occurrence of certain events more specifically set forth in the Guaranty.

9.	Ratification of Original Guaranty. By signing the Acknowledgment and Consent to this Agreement where indicated below, the Original Guarantor:

a)

ratifies the Original Guaranty under which it guaranteed payments of certain amounts under the Loan Documents only to the extent that it guaranties payments of the Borrower’s liability under Section 18 (ENVIRONMENTAL HAZARDS) of the Security Instrument arising out of conditions existing on or before the date of this

Agreement (“Preexisting Conditions”); and

b)	agrees that Section 18 (ENVIRONMENTAL HAZARDS) of the Security Instrument as assumed by New Borrower and modified by this Agreement will continue to be guaranteed by the Original Guarantor as and to the full extent provided in the Original Guaranty for such Preexisting Conditions.

c)	Freddie Mac hereby releases Original Guarantor from any and all liability under the Original Guaranty except to the extent that the Original Guaranty guarantees payment of the Original Borrower’s liability under Section 18 of the Security Instrument arising out of Preexisting Conditions.

10.	Representations. Original Borrower represents and warrants to Freddie Mac:

a)	As of the date of this Agreement, the amount of the unpaid indebtedness under the Note is $23,158,669.63.

b)	Interest at the rate set forth in the Note has been paid to Freddie Mac in full through and including November 1, 2010.

c)	All of the representations and warranties in the Loan Documents are true as of the date on which Original Borrower executes this Agreement.

d)	No Event of Default (or event which, with the giving of notice or the passage of time or both, would be an Event of Default) has occurred or is continuing under the Security Instrument.

e)	Original Borrower has no claims, offsets, defenses, or counterclaims of any kind to its performance under, or Freddie Mac’s enforcement of, the Note and the other Loan Documents; and to the extent any such counterclaims, setoffs, defenses or other causes of action may exist, whether known or unknown, Original Borrower waives all such items. Original Borrower acknowledges that all of Freddie Mac’s actions in connection with the Loan have been in compliance with the terms of the applicable Loan Documents, and Original Borrower acknowledges and agrees that Freddie Mac has not breached or failed to perform any duty or obligation that Freddie Mac may owe Original Borrower.

f)	There are no suits or actions threatened or pending against Original Borrower which affect the enforcement or validity of the Note, the Security Instrument and/or the Loan Documents.

11.

Additional Transfers. Notwithstanding Freddie Mac’s consent to the Transfer of the Property to New Borrower, New Borrower understands and agrees that such consent will in no way limit or operate as a waiver of Freddie Mac’s continuing rights under Section 21 of the Security Instrument.

12.	Continuing Obligations. New Borrower will execute, acknowledge and deliver an Operations and Maintenance Agreement and such other documents as Freddie Mac, or Servicer may require to document the Assumption and to more fully effectuate the provisions of this Agreement. The failure of New Borrower to comply with the additional obligations contained in this Section will constitute an Event of Default under the Security Instrument, and Freddie Mac will be entitled to exercise all remedies available to it under the terms of the Assumed Loan Documents.

13.	Additional Obligations.

a)	To induce Freddie Mac to consent to New Borrower’s Assumption, in addition to the covenants and agreements set forth in the Assumed Loan Documents, New Borrower agrees that it will comply with the Additional Obligations set forth on Exhibit D to this Agreement, if applicable.

b)	The failure of New Borrower to comply with the Additional Obligations, if applicable, will constitute an Event of Default under the Security Instrument, and Freddie Mac will be entitled to exercise all remedies available to it under the terms of the Assumed Loan Documents.

14.	Release of Original Borrower; Rights of Freddie Mac.

a)	In reliance upon Original Borrower’s representations and warranties, Freddie Mac releases Original Borrower from any and all obligations under the terms and provisions of the Loan Documents; provided, however, that Original Borrower is not released from any liability pursuant to Section 18 (ENVIRONMENTAL HAZARDS) of the Security Instrument arising out of conditions existing on or before the date of this Agreement (“Preexisting Conditions”).

b)	If any material element of Original Borrower’s representations and warranties are materially false or misleading, this release will be canceled and Original Borrower will remain obligated under the Loan Documents as though there had been no release.

c)

If at any time all or any part of any payment by Original Borrower which has been applied by Freddie Mac to payment of the Loan on or prior to the date of this Agreement is or must be rescinded, repaid or returned by Freddie Mac for any reason whatsoever (including, without limitation, the application of any bankruptcy, insolvency or other law), for purposes of this Agreement, to the extent that such payment is or must be rescinded, repaid or returned, such payment will be deemed to have continued to be due and payable, notwithstanding such application by Freddie Mac and this Agreement will continue to be effective as to such payment as though such application by Freddie Mac had not been made. Original Borrower and

New Borrower will each remain liable to Freddie Mac for the amount so rescinded, repaid, or returned to the same extent as if such amount had never originally been received by Freddie Mac, notwithstanding any cancellation of the Note, release or satisfaction of the Security Instrument, or the cancellation of any other Loan Document.

15.	Expenses. New Borrower’s execution of this Agreement will constitute New Borrower’s agreement to pay all expenses incurred by Freddie Mac in connection with this Assumption, including without limitation the payment of any title endorsement costs, legal costs (including in-house legal costs) attorney’s fees, and assumption fees required by Freddie Mac.

16.	Miscellaneous.

a)	This Agreement will be binding upon and will inure to the benefit of the parties to the Agreement and their respective heirs, successors and permitted assigns.

b)	Except as expressly modified by this Agreement, the Note, the Security Instrument and all other Loan Documents will be unchanged and remain in full force and effect, and are hereby expressly approved, ratified and confirmed. No provision of this Agreement that is held to be inoperative, unenforceable or invalid will affect the remaining provisions, and to this end all provisions of this Agreement are declared to be severable.

c)	Time is of the essence of this Agreement.

d)	This Agreement may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

e)	This Agreement will be construed in accordance with the laws of the jurisdiction in which the Property is located.

f)	This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same document.

g)	All notices given pursuant to the Agreement must be in writing and will be effectively given if personally delivered or, if mailed, postage prepaid, certified or registered mail, return receipt requested, to the addresses of the parties set forth below or to such other address as any party subsequently may designate in writing.

h)

The failure of New Borrower to comply with the additional obligations contained in this Agreement will constitute an Event of Default under the Security Instrument, and Freddie Mac will be entitled to exercise all remedies available to it under the terms of the Assumed Loan Documents.

17.	Executed Originals. An executed original of this Agreement will be (i) attached permanently to the Note as an amendment to the Note, and (ii) recorded in the Land Records as a modification to the Security Instrument.

18.	State Specific Requirements. N/A

ATTACHED EXHIBITS. The following Exhibits are attached to this Instrument:

[X] Exhibit A	Legal Description of the Land (required)

[X] Exhibit B	List of Assumed Loan Documents (required)

[X] Exhibit C	Modifications to Note and Security Instrument (required)

[X] Exhibit D	Additional Obligations of New Borrower

[X] Exhibit E	Modifications to Assumption Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date written above.

ORIGINAL BORROWER:

DAKOTA HILL PROPERTIES, A TEXAS LIMITED PARTNERSHIP,

a Texas limited partnership

By:	DAKOTA – IRET INC.,

a Texas corporation,

as its general partner

By: /s/ Thomas A. Wentz, Jr.

Name: Thomas A. Wentz, Jr.

Title: Vice President

Address for Notice to Original Borrower:

DAKOTA HILL PROPERTIES, A TEXAS LIMITED PARTNERSHIP

3015 16th Street Southwest, Suite 100

Minot North Dakota 58701

THE STATE OF NORTH DAKOTA	§
§
COUNTY OF WARD	§

This instrument was acknowledged before me on the 21st day of October, 2010, by Thomas A. Wentz, Jr., as Vice President of Dakota – IRET Inc., a Texas corporation, on behalf of said corporation, as the sole General Partner of Dakota Hill Properties, a Texas Limited Partnership, a Texas limited partnership, on behalf of said limited partnership.

/s/ Jo E. Boyko

Notary Public, State of North Dakota

NEW BORROWER:

KBS LEGACY PARTNERS DAKOTA HILL LLC,

a Delaware limited liability company

By:	KBS LEGACY PARTNERS PROPERTIES LLC,

a Delaware limited liability company,

as its Sole Member

By:	KBS LEGACY PARTNERS LIMITED PARTNERSHIP,

a Delaware limited partnership,

as its Sole Member

By:	KBS LEGACY PARTNERS APARTMENT REIT, INC.,

a Maryland corporation,

its sole General Partner

By:/s/ Guy K. Hays

Name: Guy K. Hays

Title: Executive Vice President

Tax identification number for New Borrower

                27-3201318

Address for Notice to New Borrower:

KBS Legacy Partners Dakota Hill LLC

c/o KBS Realty Advisors, LLC

620 Newport Center Drive, Suite 1300

Newport Beach, California 92660

Attn: David Snyder

KBS Legacy Partners Dakota Hill LLC

c/o Legacy Partners Residential Development, Inc.

13155 Noel Road, Suite 825

Dallas, Texas 75240-6814

Attn: Spencer Stuart, Jr.

KBS Legacy Partners Dakota Hill LLC

c/o Legacy Partners Residential Realty LLC

4000 E. Third Avenue, Sixth Floor

Foster City, California 94404

Attn: W. Dean Henry/ Guy K. Hays

THE STATE OF CALIFORNIA	§
§
COUNTY OF San Mateo§

On October 19, 2010 before me, Suzan C. Cochrane, a notary public, personally appeared Guy K. Hays, who proved to me on the basis of satisfactory evidence to be the person whose name is/are subscribed to the within authorized capacity, and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Suzan C. Cochrane (seal)

CONSENTED TO BY FREDDIE MAC:

FEDERAL HOME LOAN MORTGAGE

CORPORATION

By: /s/ David J. Goozman

Name: David J. Goozman

Title: Asset Transactions Associate Director

Date: October 20, 2010

Address for Notice to Freddie Mac:

8200 Jones Branch Drive

McLean, Virginia 22102

THE STATE OF Virginia §
§
COUNTY OF Fairfax §

This instrument was acknowledged before me on the 20th day of October, 2010, by David Goozman as Associate Director of the Federal Home Loan Mortgage Corporation, a corporation organized and existing under the laws of the United States, on behalf of said corporation.

Jennifer Michelle Lam

Notary Public, State of Virginia

ACKNOWLEDGED AND CONSENTED TO:

ORIGINAL GUARANTOR:

IRET PROPERTIES, A NORTH DAKOTA LIMITED PARTNERSHIP,

a North Dakota limited partnership

By:	IRET, INC.,

a North Dakota corporation,

as its General Partner

By:/s/ Thomas A. Wentz, Jr.

Name: Thomas A. Wentz, Jr.

Title: Senior Vice President

Date:10/21/10

Address for Notice to Original Guarantor:

3015 16th Street Southwest, Suite 100

Minot, North Dakota 58701

THE STATE OF NORTH DAKOTA	§
§
COUNTY OF WARD	§

This instrument was acknowledged before me on the 21st day of October, 2010, by Thomas A. Wentz, Jr., as Senior Vice President of IRET, Inc., a North Dakota corporation, on behalf of said corporation, as the sole General Partner of IRET Properties, a North Dakota Limited Partnership, a North Dakota limited partnership, on behalf of said limited partnership.

/s/ Jo E. Boyko

Notary Public, State of North Dakota

NEW GUARANTORS:

/s/ C. Preston Butcher

C. PRESTON BUTCHER

/s/ C. Preston Butcher

C. PRESTON BUTCHER, AS TRUSTEE OF THE

PRESTON BUTCHER LEGACY PARTNERS BUSINESS

ASSETS REVOCABLE TRUST UNDER DECLARATION

OF TRUST DATED MAY 12, 2003

KBS LEGACY PARTNERS PROPERTIES LLC,

a Delaware limited liability company

By:	KBS LEGACY PARTNERS LIMITED PARTNERSHIP,

a Delaware limited partnership,

its Sole Member

By:	KBS LEGACY PARTNERS APARTMENT REIT, INC.,

a Maryland corporation,

its sole General Partner

By:/s/ Guy K. Hays

Name: Guy K. Hays

Title: Executive Vice President

Address for Notice to New Guarantor:

C. Preston Butcher

c/o Legacy Partners Residential Realty LLC

4000 E. Third Avenue, Sixth Floor

Foster City, California 94404

With a copy to:

c/o Legacy Partners Residential Realty LLC

4000 E. Third Avenue, Sixth Floor

Foster City, California 94404

Attn: W. Dean Henry/ Guy K. Hays

KBS Legacy Partners Properties LLC

c/o KBS Realty Advisors, LLC

620 Newport Center Drive, Suite 1300

Newport Beach, California 92660

Attn: David Snyder

With copies to:

KBS Legacy Partners Properties LLC

c/o Legacy Partners Residential Development, Inc.

13155 Noel Road, Suite 825

Dallas, Texas 75240-6814

Attn: Spencer Stuart, Jr.

KBS Legacy Partners Properties LLC

c/o Legacy Partners Residential Realty LLC

4000 E. Third Avenue, Sixth Floor

Foster City, California 94404

Attn: W. Dean Henry/ Guy K. Hays

THE STATE OF CALIFORNIA	§
§
COUNTY OF San Mateo§

On October 15, 2010 before me, Sylvia Stein, a notary public, personally appeared Preston Butcher, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Sylvia Stein (Seal)

Signature of Notary

THE STATE OF CALIFORNIA	§
§
COUNTY OF San Mateo§

On October 15, 2010 before me, Sylvia Stein, a notary public, personally appeared Preston Butcher, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Sylvia Stein (Seal)

Signature of Notary

THE STATE OF CALIFORNIA	§
§
COUNTY OF San Mateo§

On October 19, 2010 before me, Suzan c. Cochrane, a notary public, personally appeared Guy K. Hays, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Suzan C. Cochrane (Seal)

Signature of Notary

EXHIBIT A

REQUIRED

Legal Description of Land

BEING ALL of Lot 2R, Block A, of JEFFERSON AT VALLEY RANCH SUBDIVISION, REVISED, an addition to the City of Irving, Dallas County, Texas, described by Plat recorded in Volume 99215, Page 489, Deed Records, Dallas County, Texas.

EXHIBIT B

REQUIRED

(List of Assumed Loan Documents)

Multifamily Note dated February 1, 2010, executed by Original Borrower and payable to Original Lender in the original principal sum of $23,475,000.00.

Multifamily Deed of Trust, Assignment of Rents and Security Agreement and Fixture Filing dated February 1, 2010, executed by Original Borrower for the benefit of Original Lender, recorded in recorded in Clerk’s File No. 2010-27352 of the Official Public Records of Dallas County, Texas.

EXHIBIT C

REQUIRED

Modifications to all Assumed Loan Documents

As used in the Assumed Loan Documents, all references to Borrower will be deemed to refer to New Borrower.

A.	MODIFICATIONS TO NOTE:

1.	Section 9(c) of the Note is deleted in its entirety and replaced with the following new subsection (iv):

(iv)    Borrower fails to pay when due the amount of any item below marked “Deferred” in accordance with the terms of the Security Instrument; provided however, that if no item is marked “Deferred”, this Section 9(c)(iv) shall be of no force or effect.

[Deferred]	Hazard Insurance premiums or other insurance premiums,
[Collect]	Taxes,
[Deferred]	water and sewer charges (that could become a lien on the Mortgaged Property),
[N/A]	ground rents,
[Deferred]	assessments or other charges (that could become a lien on the Mortgaged Property)

B.	MODIFICATIONS TO SECURITY INSTRUMENT:

The following modifications are made to the text of the Security Instrument:

1.	Section 7 is deleted in its entirety and replaced with the following:

7.	DEPOSITS FOR TAXES, INSURANCE AND OTHER CHARGES.

(a)	Unless this requirement is waived in writing by Lender, which waiver may be contained in this Section 7(a), Borrower shall deposit with Lender on the day monthly installments of principal or interest, or both, are due under the Note (or on another day designated in writing by Lender), until the Indebtedness is paid in full, an additional amount sufficient to accumulate with Lender the entire sum required to pay, when due, the items marked “Collect” below. Lender will not require Borrower to make Imposition Deposits with respect to the items marked “Deferred” below.

[Deferred]	Hazard Insurance premiums or other insurance premiums required by Lender under Section 19,
[Collect]	Taxes,
[Deferred]	water and sewer charges (that could become a lien on the Mortgaged Property),
[N/A]	ground rents,
[Deferred]	assessments or other charges (that could become a lien on the Mortgaged Property)

The amounts deposited under the preceding sentence are collectively referred to in this Instrument as the “Imposition Deposits.” The obligations of Borrower for which the Imposition Deposits are required are collectively referred to in this Instrument as “Impositions.” The amount of the Imposition Deposits shall be sufficient to enable Lender to pay each Imposition before the last date upon which such payment may be made without any penalty or interest charge being added. Lender shall maintain records indicating how much of the monthly Imposition Deposits and how much of the aggregate Imposition Deposits held by Lender are held for the purpose of paying Taxes, insurance premiums and each other Imposition.

(b)	Imposition Deposits shall be held in an institution (which may be Lender, if Lender is such an institution) whose deposits or accounts are insured or guaranteed by a federal agency. Lender shall not be obligated to open additional accounts or deposit Imposition Deposits in additional institutions when the amount of the Imposition Deposits exceeds the maximum amount of the federal deposit insurance or guaranty. Lender shall apply the Imposition Deposits to pay Impositions so long as no Event of Default has occurred and is continuing. Unless applicable law requires, Lender shall not be required to pay Borrower any interest, earnings or profits on the Imposition Deposits. As additional security for all of Borrower’s obligations under this Instrument and the other Loan Documents, Borrower hereby pledges and grants to Lender a security interest in the Imposition Deposits and all proceeds of, and all interest and dividends on, the Imposition Deposits. Any amounts deposited with Lender under this Section 7 shall not be trust funds, nor shall they operate to reduce the Indebtedness, unless applied by Lender for that purpose under Section 7(e).

(c)	If Lender receives a bill or invoice for an Imposition, Lender shall pay the Imposition from the Imposition Deposits held by Lender. Lender shall have no obligation to pay any Imposition to the extent it exceeds Imposition Deposits then held by Lender. Lender may pay an Imposition according to any bill, statement or estimate from the appropriate public office or insurance company without inquiring into the accuracy of the bill, statement or estimate or into the validity of the Imposition.

(d)	If at any time the amount of the Imposition Deposits held by Lender for payment of a specific Imposition exceeds the amount reasonably deemed necessary by Lender, the excess shall be credited against future installments of Imposition Deposits. If at any time the amount of the Imposition Deposits held by Lender for payment of a specific Imposition is less than the amount reasonably estimated by Lender to be necessary, Borrower shall pay to Lender the amount of the deficiency within 15 days after Notice from Lender.

(e)	If an Event of Default has occurred and is continuing, Lender may apply any Imposition Deposits, in any amounts and in any order as Lender determines, in Lender’s discretion, to pay any Impositions or as a credit against the Indebtedness. Upon payment in full of the Indebtedness, Lender shall refund to Borrower any Imposition Deposits held by Lender.

(f)	If Lender does not collect an Imposition Deposit with respect to an Imposition either marked “Deferred” in Section 7(a) or pursuant to a separate written waiver by Lender, then on or before the date each such Imposition is due, or on the date this Instrument requires each such Imposition to be paid, Borrower must provide Lender with proof of payment of each such Imposition for which Lender does not require collection of Imposition Deposits. Lender may revoke its deferral or waiver and require Borrower to deposit with Lender any or all of the Imposition Deposits listed in Section 7(a), regardless of whether any such item is marked “Deferred” in such section, upon Notice to Borrower, (i) if Borrower does not timely pay any of the Impositions, (ii) if Borrower fails to provide timely proof to Lender of such payment, or (iii) at any time during the existence of an Event of Default.

(g)	In the event of a Transfer prohibited by or requiring Lender’s approval under Section 21, Lender’s waiver of the collection of any Imposition Deposit in this Section 7 may be modified or rendered void by Lender at Lender’s option by Notice to Borrower and the transferee(s) as a condition of Lender’s approval of such Transfer.

2.	A new Section 53 is hereby added as follows:

53.	Moisture Management Plan and Mold

Unless otherwise waived by Lender in writing, Borrower must have or must establish and must adhere to a moisture management plan (an “MMP”). If the Borrower is required to have an MMP, the Borrower must keep all MMP documentation at the Mortgaged Property or at the management agent’s office and available for the Lender or the Loan Servicer to review during any annual assessment or other inspection of the Mortgaged Property that is required by Lender.

If Lender determines that Mold has developed as a result of a water intrusion event or leak, Lender, at Lender’s discretion, may require that a professional inspector inspect the Mortgaged Property as frequently as Lender determines is necessary until any issue with Mold and its cause(s) are resolved to Lender’s satisfaction. Such inspection shall be limited to a visual and olfactory inspection of the area that has experienced the Mold, water intrusion event or leak. Borrower shall be responsible for the cost of such professional inspection and any remediation deemed to be necessary as a result of the professional inspection. After any issue with Mold, water intrusion or leaks is remedied to Lender’s satisfaction, Lender shall not be entitled to require a professional inspection any more frequently than once every three years unless Lender is otherwise aware of Mold as a result of a subsequent water intrusion event or leak.

If Lender or Loan Servicer determines not to conduct an annual inspection of the Mortgaged Property, and in lieu thereof Lender requests a certification, Borrower shall be prepared to provide and must actually provide to Lender a factually correct certification each year that the annual inspection is waived to the following effect:

Borrower has not received any written complaint, notice, letter or other written communication from tenants, management agent or governmental authorities regarding odors, indoor air quality, mold, fungus, microbial contamination or pathogenic organisms (“Mold”) or any activity, condition, event or omission that causes or facilitates the growth of Mold on or in any part of the Mortgaged Property or if Borrower has received any such written complaint, notice, letter or other written communication that Borrower has investigated and determined that no Mold activity, condition or event exists or alternatively has fully and properly remediated such activity, condition, event or omission in compliance with the Moisture Management Plan for the Mortgaged Property.

If Borrower is unwilling or unable to provide such certification, Lender may require a professional inspection of the Mortgaged Property at Borrower’s expense.

3.	Items 3, 4, 5 and 7 as set forth in Exhibit B to the Security Instrument are hereby deleted;

4.	Section 1(a) is modified to add the word “reasonable” before the phrase “fees and out-of-pocket costs”.

5.	A new definition is added to Section 1 as follows:

“(gg) “Notice” is defined in Section 31(a).”

6.	The following sentence is added at the end of Section 7(e):

“Lender’s failure to pay a bill or invoice that it receives when sufficient Imposition

Deposits have been timely deposited with Lender shall not be an Event of Default.”

7.	Section 17(f) is modified by adding a comma and deleting the word “and” prior to subsection (iii) and by adding a new subsection (iv) at the end to read as follows:

“and (iv) repairs and replacements done in the normal course of business that do not have an adverse affect on the value of the Mortgaged Property.”

8.	Section l8(e) is modified to substitute the word “includes” for the phrase “may be in” in the second line.

9.	The first sentence of Section 18(e)(iii) is herby amended to add the following phrase at the beginning of the sentence:

“To the best of Borrower’s knowledge after reasonable and diligent inquiry,”

10.	The first sentence of Section 18(e)(vi) is hereby amended to add the following phrase at the beginning of the sentence:

“To the best of Borrower’s knowledge after reasonable and diligent inquiry,”

11.	Section 18(k) is modified to add the phrase “, which approval shall not be unreasonably withheld” at the end of the first sentence.

12.	Sections 19(a), (c) and (d) are modified to add the word “reasonably” between the phrase “from time to time” and the word “require” in each section.

13.	Section 19(g) is hereby modified to change the referenced amount of the cost of repairs in both subsections (i) and (ii) from $10,000 to $20,000, and to increase the referenced amount of costs of repairs in subsection (ii) from $50,000 to $100,000.

14.	Section 19(h)(i) is amended by deleting the parenthetical “(or any event, which, with the giving of Notice or the passage of time, or both, would constitute an Event of Default)”.

15.	Section 21(c)(vii)(B) is amended to add the following phrase before the semicolon: “or a sale or transfer from a trust to another trust having the same beneficiaries.”

16.	Section 21(b) is amended to include the following subsection (iv):

(iv)	any transaction which consists of:

(A)	prior to the Escrow Termination Date (as defined below), any sale, transfer or issuance of interests in KBS Legacy Partners Apartment REIT, Inc., a publicly traded real estate investment trust (“KBS REIT”), and

(B)	commencing 12 months after KBS REIT has issued a minimum of 250,000 shares of its common stock (the “Escrow Termination Date”), any sale, transfer or issuance of interests in KBS REIT, so long as such sale, transfer or issuance of interests in KBS REIT does not result in five (5) or fewer individuals or their affiliates, collectively, owning, directly or indirectly, more than 50 percent of the issued and outstanding shares of beneficial interest of KBS REIT.

17.	Section 21(c)(vii)(F)(3) is amended to read as follows:

“Either directly or indirectly, each of C. Preston Butcher and KBS Legacy Partners Properties LLC, a Delaware limited liability company, shall retain at all times a managing interest in the Borrower.”

18.	A new Subsection 22(m) is added as follows:

(m) Guarantors fail to collectively maintain the Minimum Net Worth Requirement or provide the annual net worth reporting requirements as defined and described in the Guaranty executed by C. Preston Butcher, individually and as Trustee of the Preston Butcher Legacy Partners Business Assets Revocable Trust under declaration of trust dated May 12, 2003 and KBS Legacy Partners Properties LLC, a Delaware limited liability company (collectively “Guarantors”), and dated as of even date with this Agreement in connection with the Loan. Lender’s remedies for an Event of Default under this Section 22(m) shall include, but shall not be limited to, requiring a letter of credit or a partial prepayment of the Mortgage.

EXHIBIT D

APPLICABLE X

NOT APPLICABLE _____

(Additional Obligations of New Borrower)

1.	Replacement Reserve Agreement;
2.	Operations and Maintenance Agreement; and
3.	UCC-1 Financing Statement for recording in the Official Records of Real Property of Dallas County, Texas.
4.	UCC-1 Financing Statement for recording with the Texas Secretary of State.
5.	Borrower’s Certificate of Representations and Warranties.

EXHIBIT E

APPLICABLE X

NOT APPLICABLE

(Modification to Assumption Agreement)

1.	Section 6 is modified to add “, Replacement Reserve Agreement,” after “Repair Escrow Agreement”

2.	Section 7 is modified in its entirety to read as follows:

7.	Escrows for Taxes, Insurance and Other Charges.

On or prior to the execution of this Agreement, to ensure that sufficient funds are available for the payment of taxes, an escrow account will be established with Servicer, with payments to be made by New Borrower to such account in the amount required by Freddie Mac and/or Servicer.

New Borrower will not be required to establish and pay escrows for hazard insurance, flood insurance or ground rent.

The Note is hereby amended as set forth in Exhibit C to evidence the personal liability of New Borrower and New Guarantor for any taxes, hazard insurance, flood insurance, ground rent or such other charges or assessments for which no escrow is being collected, but which are not timely paid. On or prior to the date of this Agreement, Servicer shall refund to Original Borrower all funds escrowed pursuant to that certain Excess Funds Escrow Agreement executed by Original Borrower and Original Lender in connection with the Loan. By execution of this Agreement, Original Borrower acknowledges and agrees that it relinquishes any right, title or interest it has or may have in any other escrow account held by Servicer in connection with the Property, except for escrows of taxes. On or prior to the date of this Agreement, Servicer shall refund to Original Borrower all funds that Original Borrower has escrowed with Servicer pursuant to the Loan Documents for taxes .

3.	Section 10(c) is modified in its entirety to read as follows:

To the best of Original Borrower’s knowledge, after reasonable inquiry and investigation, all of the representations and warranties in the Loan Documents are true and correct in all material respects, as of the date on which Original Borrower executes this Agreement.

4.	Section 14(b) is modified in its entirety to read as follows:

(b) Notwithstanding the release set forth in Section 14(a), if any material element of Original Borrower’s representations and warranties are materially false or misleading,

Original Borrower shall remain liable to Lender for any such materially false or misleading representation or warranty, this release will be canceled and Original Borrower will remain obligated under the Loan Documents as though there had been no release, provided however, the liability of Original Borrower for any such materially false or misleading representation or warranty shall be limited to Lender’s actual loss sustained as a result of such materially false or misleading representation or warranty.